Exhibit 99.5
ARRIS-C-COR Merger Overview September 24, 2007

Questions What is the deal? Who is ARRIS? Why are we doing it? What does it mean for me? What are the next steps?

1: What is the Deal?

Building the Leading Pure Play Cable Solutions Provider ARRIS to acquire C-COR for $13.75 per C-COR share for a total consideration of approximately $730M Offer consideration per share consists of $7.00 in cash and $6.75 in shares, subject to shareholder election and price adjustments 51% cash / 49% ARRIS shares comprised of $372M in cash and 26M ARRIS shares, subject to adjustment 39% premium over September 21, 2007 closing price of $9.88 Strengthens our position as a leading pure play cable solutions provider with ~$1.2 billion in sales over the past twelve months Ideally positioned to exploit the growing cable capital spending opportunity Leadership in Telephony, High Speed Data, Broadband Access and OSS; #1 or #2 in virtually all categories Growth potential in On Demand and Switched Digital Video

2: Who is ARRIS?

C-COR
Meeting the demands of an on demand world.

ARRIS Company Overview

A leading provider of High Speed Data and IP Telephony Solutions for the Cable Market

Broadband

- ***ARRIS C3™ and C4® CMTS***: Voice and Data CMTS Systems
- ***ARRIS D5™ Universal Edge QAM***: Video Headend Equipment (NextGen Edge QAM)
- ***Cornerstone®***: Circuit Switched Cable Telephony


Broadband
32%
Supplies
and CPE
68%

Supplies & CPE

- ***Touchstone®***: Cable IP Telephony CPE (E-MTA)
- ***TeleWire***: Infrastructure Products and Supplies for Cable Networks

LTM June 2007 Revenue - $951 million

812 Employees

Customers

TimeWarner, Cablevision, Comcast, ONO, Charter, Liberty Global, Cox, Telstra

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1995: ANTEC and Nortel Networks formed ARRIS Interactive LLC 2001: ANTEC formed ARRIS after acquiring Nortel Networks' 81% interest in ARRIS Interactive LLC 2002: Acquired Cadant Inc., a privately held company specializing in CMTS for $82mm 2002: Sold part of Network Technologies business to Scientific Atlanta for $38mm 2003: Raised $125mm through a private placement of convertible notes due 2008 2006: Completed a $276mm 2% convertible senior notes offering in Q3 2006 2005: As of Q305, the notes due 2008 had been converted and the company had no long-term debt 2004: Launched its first EMTA products 1991 1993 1995 2001 2002 2003 2004 2005 2006 2007 . Today ARRIS is an industry leader in the EMTA and CMTS markets and counts all major cable MSOs as customers 1991: ANTEC established 1993: ANTEC IPO 2007: Announced EdgeQAM win at Comcast heralding entry into Video distribution The History of ARRIS

C-COR
Meeting the demands of an on demand world.

ARRIS Product Overview

	Product Category	Market Requirements	ARRIS Products
BROADBAND	• High Speed Data	• Reliability • Standards Compliance • Guaranteed Quality of Service • Hitless Software Upgrades	**CADANT**  C4 CMTS/M-CMTS  C3 CMTS
	• Video (Edge QAM)	• High Density • DOCSIS 3.0 Compliant • Interoperability • Future Proof (M-CMTS)	**KEYSTONE**  D5 Edge QAM/M-CMTS
CPE	• Voice over IP	• Standards Compliance • High Reliability and Availability • Multi-protocol support (NCS/SIP) • Technology/Price Leadership	**TOUCHSTONE**  TM402  TM502  TM508/512
	• TeleWire Supply	• Direct to Subscriber • Expedited Installation • Business to Consumer Web Store	**TELEWIRE**  Digicon F-connectors  Regal Coaxial Cable Splitters

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ARRIS Company Overview Source: Infonetics, CMTS Hardware and Subscribers, Quarterly Worldwide Market Report for Q207 Source: Infonetics, Broadband CPE and Subscribers Quarterly Worldwide Market Share and Forecasts for 2Q07

ARRIS Major Customers LTM (June 2007) 2005 389.5 40.9% 163.3 24% Customer ARRIS Revenue ($mm) / (% of total sales) ARRIS Position 2006 345.5 38.8% EMTA CMTS 88.1 9.3% 72.3 10.6% 83.0 9.3% 62.9 6.6% 116.7 17.2% 87.9 9.9% 104.4 15.3% 80.8 9.1% ? ? ? ? ? ? ? ? 1 2 ? ? = No. 1 Supplier = Supplier Source: ARRIS 1 Chassis-based CMTS 2 CMTS for hospitality market 3 C3 and C4 CMTS 4 Announced first C4 CMTS contract on August 9, 2006 3 4

3: Why are we doing it?

Combination Rationale Strengthens our position as the leading pure play cable solutions provider Expands addressable market and enhances video growth opportunities Provides significant portfolio expansion Revenue diversification across core MSO relationships Enhances financial profile - margin expansion

A Complementary Combination of Cable Solutions Providers Complementary Research and Development Uniquely positioned to deliver unified video systems (VoD, Ad Insertion, Switch Digital Video) A leading player in the Access and Transport segment $3.5 billion cable optical transport and access installed base Market leader in Cable IP Telephony with over 45% market share #2 player in worldwide CMTS Ports with over 25% market share Strong growth opportunities with Next Generation Edge QAM rollout and Switched Video ARRIS: Telephony, High Speed Data, Video Modulation C-COR: RF, Switched Video, Ad Insertion, OSS & Optics

Creates Leading Pure Play Cable Solutions Player CY2006 Revenues ($mm) Ability to compete against larger competitors through scale and differentiates combined company from smaller market players $1,128 $248 $177 $161 $68 Harmonic BigBand SeaChange Concurrent

Combination Leverages Technology Competencies Across Platforms to Deliver Value to Our Customers CMTS EMTA EQAM PCMM/ SRM / ERM OSS Digital Video High Speed Data Services Digital Voice CMTS EMTA EQAM VOD / Ad Server OSS Optical & RF Expanding Technology Base Delivering Robust Application Set Driving Higher Levels of Integration Expanded Market Opportunity Switched Digital Video DOCSIS 3.0 Converged IP/HFC Networking Cross Product Platforms PCMM / SRM / ERM HFC Access VOD / Ad Server

Capturing Growth Opportunities Growth Strategy Ultimate Goal EMTA Move into multi-line EMTA and business services Continue to reduce costs International growth Edge QAM Highly reliable, cost effective HD and VoD modulation Open interface Switched Digital Video (SDV) Deployable as Universal Edge QAM application (M-CMTS) On Demand Unified video platform - Broadcast, Switched Video, VOD Leadership in Switched Digital Video and Network PVR Dynamic Advertising (insertion and interactivity) OSS Converged OSS Suite: Integrated modular offering addressing Service Assurance and Workforce Management Manage network resources via Policy and QoS Access, Transport & Supplies CMTS Forward compatibility to DOCSIS 3.0 M-CMTS/DOCSIS 3.0 Leadership Wideband Data Leadership Combined Products Generating Growth and Producing Higher Margins Integrated Cross Platform Triple Play Offerings Robust & Reliable Cable Solutions Provider Leverage installed base with regional product offerings End-to-end offering for 1GHz IP Video Transport/Processing Optimize network capacity

Extensive Global Customer Base

Product and Revenue Diversification Complementary strengths within major MSO accounts LTM Revenue Through June 2007, by Product Line (%)1 LTM Revenue Through June 2007, by Customer (%)1 Note: 1. Unaudited figures Total Revenue = $951 Total Revenue = $277 Total Revenue = $1,229 +

4: What does it mean for me? You will be part of a $1B, competitive, healthy corporation focused on data, voice, video solutions over broadband networks. For a majority of employees it will be business as usual Same business requirements Same product lines Comparable benefits If you have questions please ask and realize that many answers are being worked and are TBD but will be completed promptly. Our request is that you continue to stay focused on current efforts and continue C-COR's reputation of quality products, software, and services.

5: What are the next steps? Transition Teams will be formed with both C-COR and Arris employees to review key business priorities in the next 30 days Teams will work on transition items through planned closing Organizational structure and normal course of business will remain in place until close Communications on employee benefits will be provided in the near future. Updates on progress towards closing will be provided continually throughout the next several months. Intranet site to post information including communications will be set up with ability to post questions.